UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the registrant ☒

Filed by a Party other than the registrant ☐

Check the appropriate box:

☐	Preliminary proxy statement.

☐	Definitive proxy statement.

☒	Definitive additional materials.

☐	Soliciting material under Rule 14a-12.

☐	Confidential, for use of the Commission only (as permitted by Rule 14a-b(e)(2))

Lord Abbett Securities Trust

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement,

if other than the Registrant)

Payment of filing fee (check the appropriate box):

☒ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

PLEASE VOTE NOW

PLEASE VOTE NOW TO BE SURE YOUR VOTE IS RECEIVED IN TIME FOR THE
JULY 12, 2013 SHAREHOLDER MEETING TO BE HELD AT 9:00 A.M. IMPORTANT NOTICE REGARDING YOUR INVESTMENT IN

LORD ABBETT SMALL CAP BLEND FUND

Recently, we sent you proxy materials regarding a proposal that we are asking shareholders to approve at the Special Meeting of Shareholders that is scheduled for July 12, 2013. The Fund’s records indicate that we have not received your vote. We urge you to vote as soon as possible in order to allow the Fund to obtain a sufficient number of votes to hold the meeting as scheduled.

If you have any questions or would like to vote, please call the number listed below:

1-888-991-1294

Your vote is important no matter the size of your fund holdings. Please vote promptly so your vote can be received prior to the July 12, 2013 Special Meeting of Shareholders.

The Fund has made it very easy for you to vote. Chose one of the following methods:

VOTE ONLINE Visit the Website noted on your proxy card and enter the control number that appears on the proxy card. Follow the on-screen prompts to vote.	VOTE BY MAIL Return the executed proxy card in the postage-paid envelope provided so that we receive it by July 11, 2013.

VOTE BY PHONE

Call the phone number above

Monday – Friday, 9 A.M. – 9 P.M.,

Eastern time to speak with a proxy

specialist.

OR

Call the toll free touch-tone phone
number listed on your proxy card.
Have your proxy card with control

number available. Follow the touch-
tone prompts to vote.

VOTING TAKES ONLY A FEW MINUTES.

THANK YOU FOR VOTING

Nobo/Reg

PLEASE VOTE NOW

PLEASE VOTE NOW TO BE SURE YOUR VOTE IS RECEIVED IN TIME FOR THE
JULY 12, 2013 SHAREHOLDER MEETING TO BE HELD AT 9:00 A.M.

IMPORTANT NOTICE REGARDING YOUR INVESTMENT IN

LORD ABBETT SMALL CAP BLEND FUND

Recently, we sent you proxy materials regarding a proposal that we are asking shareholders to approve at the Special Meeting of Shareholders that is scheduled for July 12, 2013. The Fund’s records indicate that we have not received your vote. We urge you to vote as soon as possible in order to allow the Fund to obtain a sufficient number of votes to hold the meeting as scheduled.

Your vote is important no matter the size of your fund holdings. Please vote promptly so your vote can be received prior to the July 12, 2013 Special Meeting of Shareholders.

The Fund has made it very easy for you to vote. Choose one of the following methods:

VOTE ONLINE	VOTE BY MAIL	VOTE BY PHONE
Visit the Website noted on your proxy card and enter the control number that appears on the proxy card. Follow the on-screen prompts to vote.	Return the executed proxy card in the postage paid envelope provided so that we receive it by July 11, 2013 (the day prior to meeting).	Call the toll-free touch-tone number listed on your proxy card. Have your proxy card with the control number available. Follow the touch-tone prompts to vote.

VOTING TAKES ONLY A FEW MINUTES.

THANK YOU FOR VOTING

OBO